United States
Securities and Exchange Commission
Washington D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2004

MTS Medication Technologies Inc.

(Exact Name of registrant as specified in its charter)

Delaware	000-16594	59-2740462

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2003 Gandy Boulevard North, Suite 800, St. Petersburg, Florida 33702

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code):  (727) 576-6311

Medical Technology Systems, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-42(c))

Item 7. 01    Regulation FD Disclosure

            On November 10, 2004, MTS Medication Technologies, Inc. issued a press release announcing its results of operations for the fourth quarter and fiscal year ended September 30, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference.

Item 9.01    Financial Statements and Exhibits

            (c)        Exhibits.

EXHIBIT	DESCRIPTION

99.1	Press Release of MTS Medication Technologies, Inc., dated November 10, 2004 related to Second Quarter Earnings.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS Medication Technologies, Inc.
(Registrant)

Date: November 10, 2004	By:	/s/ Michael Branca
Michael Branca
Vice President and Chief Financial Officer